Fees Summary	Jul. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,942,500.00
Previously Paid Amount	0.00
Total Fee Amount	6,727.60
Total Offset Amount	0.00
Net Fee	$ 6,727.60
Final Prospectus	false